United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                      December 2, 2015 (December 2, 2015)

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas

           New York, New York  10019

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 2, 2015, Overseas Shipholding Group, Inc. (the “Company”) furnished materials (the “Presentation”) to be used by the Company’s management in communications to holders of the Notes (as defined below). A copy of those materials is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Section 8 – Other Events

Item 8.01 Other Events.

On December 2, 2015, the Company issued a press release announcing that it has commenced cash tender offers (the “Tender Offers”) for up to $119,076,000 in aggregate principal amount of the Company’s outstanding 8.125% Senior Notes due 2018 (the “2018 Notes”), and any and all of the Company’s outstanding 7.50% Senior Notes II due 2021 (the “Election 2 Notes”), 7.50% Senior Notes I due 2021 (the “Election 1 Notes”) and 7.50% Senior Notes due 2024 (the “2024 Notes” and together with the 2018 Notes, the Election 2 Notes and the Election 1 Notes, the “Notes”). In connection with the Tender Offers, the Company is soliciting consents from registered holders of each series of Notes (the “Consent Solicitations”) to amend the applicable indenture governing such series of Notes to affirm that for the purposes of the restriction in such indentures on the Company’s ability to dispose of assets, the Company’s international operations, held through its subsidiary OSG International, Inc., do not constitute all or substantially all, or substantially an entirety, as the case may be, of the Company’s assets.

A copy of the press release announcing the Tender Offers and Consent Solicitations is attached as Exhibit 99.2 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation Materials dated December 2, 2015.
99.2	Press Release dated December 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: December 2, 2015	By	/s/ James D. Small III
Name: James D. Small III Title: Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials dated December 2, 2015.
99.2	Press Release dated December 2, 2015.